UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                   May 8, 2007

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)

                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13794                              13-3818402
                33-90786                              13-3818407
               33-90786-01                            13-3818405
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        (Commission File Number)           (IRS Employer Identification No.)

      1000 Boardwalk at Virginia Avenue
           Atlantic City, New Jersey                                 08401
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    (Address of Principal Executive Offices)                       (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01   NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE
OR STANDARD; TRANSFER OF LISTING.

      As previously disclosed on May 3, 2007, Mr. Wallace B. Askins has resigned from the Board of Directors (the "Board") of Trump Entertainment Resorts, Inc. (the "Company"), effective May 2, 2007. In accordance with the Nasdaq Stock Market ("Nasdaq") Marketplace Rules, on May 8, 2007 the Company gave Nasdaq notice that the vacancy caused by Mr. Askins' resignation left the Audit Committee with two members, which does not satisfy the requirement of Nasdaq Marketplace Rule 4350(d)(2) that a listed company have a three member audit committee, and that the Company would rely on the temporary cure provision of Rule 4350(d)(4)(B) until the vacancy was filled.

      On May 10, 2007, the Company received notice from Nasdaq noting that the Company no longer complies with Nasdaq's requirement to have at least three audit committee members and confirming that the Company could rely on the cure provision of Rule 4350(d)(4) in having only two members on its audit committee for the period provided by such rule, which is the earlier of the Company's next annual meeting of stockholders or one year. The Company anticipates filling the vacancy on the Audit Committee so as to again have a three-member committee in the near future. In accordance with Nasdaq requirements, the Company on May 11, 2007 issued a press release concerning this matter, a copy of which is attached.

ITEM 7.01   REGULATION FD DISCLOSURE.

      The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by the Company on May 11, 2007.

ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

      99.1 Press Release issued by Trump Entertainment Resorts, Inc. on May 11, 2007





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



      Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 14, 2007


                                    TRUMP ENTERTAINMENT RESORTS, INC.



                                    By:  /s/  Robert M. Pickus
                                       ---------------------------------
                                    Name:   Robert M. Pickus
                                    Title:  Executive Vice President and
                                    Secretary



                                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.



                                    By:  /s/  Robert M. Pickus
                                       ---------------------------------
                                    Name:   Robert M. Pickus
                                    Title:  Executive Vice President and
                                    Secretary


                                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.



                                    By:  /s/  Robert M. Pickus
                                       ---------------------------------
                                    Name:   Robert M. Pickus
                                    Title:  Executive Vice President and
                                    Secretary





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